UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2003

NEWPORT CORPORATION

(Exact name of registrant as specified in charter)

Nevada	0-1649	94-0849175
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1791 Deere Avenue, Irvine, California		92606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 863-3144

Item 12.    Results of Operations and Financial Condition.

On October 29, 2003, Newport Corporation (the “Registrant”) announced its financial results for the quarter ended September 30, 2003, and its business outlook for the fourth quarter of 2003. The press release issued by the Registrant in connection with the announcement is attached to this Form 8-K as Exhibit 99.1.

This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPORT CORPORATION

October 29, 2003	By: /s/ Jeffrey B. Coyne

Jeffrey B. Coyne

Vice President, General Counsel and

Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page No.

99.1	Press Release dated October 29, 2003 (furnished pursuant to Item 12 of Form 8-K and not deemed filed).	4

3